                                                                EXHIBIT 24


                          DIRECTORS AND OFFICERS OF
                             CALIBER SYSTEM, INC.
                    1994 NONEMPLOYEE DIRECTORS' STOCK PLAN

                      REGISTRATION STATEMENT ON FORM S-8



        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Caliber System, Inc., an Ohio corporation (the "Company"), hereby constitutes and appoints Douglas A. Wilson, with full power of substitution and resubstitution, as the true and lawful attorney-in-fact and agent of the undersigned, to sign and file on his behalf and in his name, place and stead, in any and all capacities, under the Securities Act of 1933, one or more Registration Statements on Form S-8 relating to the registration, offer, and sale of such number of shares of common stock, without par value, as shall be determined from time to time, issued and to be issued or acquired in connection with the Company's 1994 Nonemployee Directors' Stock Plan (the "Plan"), and any and all amendments and exhibits thereto, including post-effective amendments and any and all applications or other documents to be filed with the Securities and Exchange Commission or any state regulatory authority, including and state securities regulatory board or commission, pertaining to the securities subject to such registrations, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any such substitute.

        EXECUTED this 8th day of May, 1996.

/S/ GEORGE B. BEITZEL                  /S/ CHARLES R. LONGSWORTH
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GEORGE B. BEITZEL                      CHARLES R. LONGSWORTH


/S/ RICHARD A. CHENOWETH               /S/ G. JAMES ROUSH
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RICHARD A. CHENOWETH                   G. JAMES ROUSH


/S/ KATHRYN W. DINDO                   /S/ DANIEL J. SULLIVAN
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KATHRYN W. DINDO                       DANIEL J. SULLIVAN


/S/ NORMAN C. HARBERT                  /S/ H. MITCHELL WATSON, JR.
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NORMAN C. HARBERT                      H. MITCHELL WATSON, JR.


                                       /S/ DOUGLAS A. WILSON
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HARRY L. KAVETAS                       DOUGLAS A. WILSON